SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  May 15, 1995




                      IES INDUSTRIES INC.
    (Exact name of registrant as specified in its charter)





    Iowa                              1-9187               42-1271452
(State or other jurisdiction        (Commission         (I.R.S. Employer
 of incorporation)                   File No.)           Identification No.)



IES Tower, Cedar Rapids, Iowa                                 52401
(Address of principal executive offices)                   (Zip Code)



Registrant's  telephone number, including area code:  319-398-4411


Item 5.  Other Events.

      The Iowa Utilities Board (Board) issued its Final Decision and Order (Order) in IES Utilities' (Utilities) electric pricing case on May 12, 1995. Utilities is a wholly-owned utility subsidiary of the registrant. The Order requires an annual reduction in electric revenues of $16.9 million.

       Reference is made to Note 2(a) of the Notes to Consolidated Financial Statements included in the registrant's
Form 10-Q for the quarter ended March 31, 1995.

      The  Press  Release  announcing the results of the Board's
Order is  attached  hereto  and  incorporated  by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     99  IES Utilities Inc. Press Release dated May 15, 1995.


                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      IES INDUSTRIES INC.
                                         (Registrant)




                          By /s/      Blake O. Fisher, Jr.
                                          (Signature)
                                      Blake O. Fisher, Jr.
                                    Executive Vice President
                                   & Chief Financial Officer


Date  May 15, 1995